UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	☑
Filed by a party other than the Registrant	☐

Check the appropriate box:

☑	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ARTIO GLOBAL EQUITY FUND, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

ARTIO GLOBAL EQUITY FUND INC.
330 Madison Avenue New York, New York 10017

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
[July 26, 2012]

To the Shareholders of Artio Global Equity Fund Inc.:

          Notice is hereby given that a special meeting (the “Meeting”) of the shareholders of Artio Global Equity Fund Inc. (the “Fund”), will be held at the offices of Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017 at 2:00 p.m. Eastern time, on [July 26, 2012] for the following purposes:

1.	To elect Directors of the Fund;

2.	To consider the elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging market securities;

3.

To consider the elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S.; and

4.	To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

                    The Board of Directors of the Fund has fixed the close of business on [May 31, 2012], as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. The enclosed proxy is being solicited by the Board of Directors of the Fund.

                    IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON JULY 26, 2012: This Notice and the Proxy Statement are available on the Internet at www.kingproxy.com/artio.

By Order of the Board of Directors,

John Whilesmith
Secretary

[June 8, 2012]

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATION AND POSSIBLE ADJOURNMENT, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN “STREET NAME” MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.
c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

ARTIO GLOBAL EQUITY FUND INC.
330 Madison Avenue
New York, New York 10017

PROXY STATEMENT

INTRODUCTION

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Artio Global Equity Fund Inc. (the “Fund”), for use at its special meeting of shareholders (the “Meeting”) to be held at the offices of Artio Global Management LLC, 330 Madison Avenue, New York, NY 10017, on [July 26, 2012] at 2:00 p.m. Eastern time, and at any adjournments and postponements thereof. A Notice of Special Meeting of Shareholders and a proxy card accompany this Proxy Statement.

          In an effort to improve the Fund’s investment performance, the Adviser recently rehired Keith Walter as the new portfolio manager of the Fund. The Adviser believes that it is in the best interests of Fund shareholders to adopt Proposals 2 and 3, which are described in detail below. If Proposals 2 and 3 are adopted, the portfolio manager will have wide discretion to invest the Fund’s assets in fewer countries and fewer securities and issuers.

          This Proxy Statement and the form of proxy card are being mailed to shareholders on or about [June 8, 2012]. Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by telephone, the Internet or mail following the process described on the proxy card, or by submitting a notice of revocation to the Fund or in person at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the election of Directors, for the elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging market securities, and for the elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S., as described in this Proxy Statement.

          For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies returned without marking a vote on Proposals 1, 2 and 3 will be treated as shares that are present for quorum purposes. Abstentions are included in the determination of the number of shares present at the Meeting for purposes of determining the presence of a quorum. If a shareholder is present in person or by proxy at the Meeting but does not cast a vote, the shareholder’s shares will count towards a quorum but will have no effect on Proposal 1 and will have the effect of a vote to disapprove Proposal 2 and Proposal 3.

          The Board has fixed the close of business on [May 31, 2012] as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof (the “Record Date”). Shareholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights.

          Management of the Fund knows of no business other than those mentioned in Proposals 1, 2 and 3 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

          The Fund’s Annual Report to shareholders for the fiscal year ended October 31, 2011, which contains audited financial statements, was previously sent to shareholders. Additional copies of the report may be obtained without charge by calling, toll-free, 1-800-387-6977 or mailing a request to: Artio Global Equity Fund Inc., c/o US Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202.

IMPORTANT INFORMATION

          This Proxy Statement discusses important matters affecting the Fund. Please take the time to read the proxy statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy

Statement and form of proxy card by calling 1-800-993-4420 or by accessing www.kingproxy.com/artio. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or the Internet, follow the instructions provided on the proxy card. To vote by mail simply fill out the proxy card and return it in the enclosed postage-paid reply envelope. Please do not return your proxy card if you vote by telephone or the Internet. To vote in person, attend the Meeting and cast your vote. The Meeting will be held at the offices of Artio Global Management LLC, 330 Madison Avenue, New York, NY 10017.

PROPOSAL 1 – ELECTION OF DIRECTORS

Background

          The purpose of this proposal is to elect a Board of Directors for the Fund. It is intended that the persons named as proxies will vote in favor of the election of all of the seven nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee’s term of office will be until his or her successor is elected and qualified. If a nominee should be unavailable for election at the time of the Meeting (which is not presently anticipated), the persons named as proxies will vote for such other persons as the Board may recommend. The required vote is discussed below in “Other Information-Required Vote.” All nominees named below, except Anthony Williams, are currently Directors of the Fund and have served in that capacity continuously since originally elected or appointed. None of the nominees are related to each other. The nominees listed under “Nominees for Independent Director” are Independent Directors, that is they are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund. The nominee listed under “Nominee for Interested Director” is an “interested person,” as defined in the 1940 Act, of the Fund by virtue of his position with Artio Global Management LLC (“Artio Global” or the “Adviser”).

          Shareholders are being asked to re-elect the current Directors who were previously elected by shareholders and to elect the Directors who were previously appointed by the Board because federal law requires that at least two-thirds of the Fund’s Directors be elected by the shareholders. Having all Directors elected or re-elected by the shareholders at this time facilitates the appointment of future Directors by the Board should it become necessary, as long as two-thirds of the resulting Board were elected by shareholders. If the nominees are not elected by shareholders, each of the current Directors will continue to serve until the earlier of his or her death, resignation or election and qualification of his or her successors. In addition, the Board, at the Fund’s expense, may be required to call another special shareholder meeting in the future in order to comply with federal requirements regarding the minimum number of shareholder-elected Directors on the Board.

Information about the Nominees

          Set forth below are the names of the nominees together with certain information about them. The address of each nominee is c/o Artio Global Equity Fund Inc., 330 Madison Avenue, New York, NY 10017.

Nominees for Independent Director

Name, Age[3] and Address	Position(s), Term of Office[1] and Length of Time Served with the Fund	Principal Occupation(s) During Past Five Years	Other Directorships[2] Held During Past Five Years	Number of Portfolios in Fund Family Overseen by Director

Antoine Bernheim 58	Director since 1990; Chairman since 2008.	President, Dome Capital Management, Inc., since 1984 (investment advisory firm); Chairman, Dome Securities Corp., since 1995 (broker/dealer); President, The U.S. Offshore Funds Directory, since 1990 (publishing)	Trustee of the Artio Global Investment Funds since 2004; Chairman of the Artio Global Investment Funds since 2008.	10

Name, Age[3] and Address	Position(s), Term of Office[1] and Length of Time Served with the Fund	Principal Occupation(s) During Past Five Years	Other Directorships[2] Held During Past Five Years	Number of Portfolios in Fund Family Overseen by Director

Thomas Gibbons 64	Director since 1993.	President, Cornerstone Associates Management, since 1987 (consulting firm)	Trustee of the Artio Global Investment Funds since 2004.	10

Cynthia Hostetler 49	Director since 2010.	Head of Private Equity; Vice President of Investment Funds, Overseas Private Investment Corporation, 2001 – 2009; President, First Manhattan Bancorporation, 1991 – 2006.	Trustee of the Artio Global Investment Funds since September 2011; Director of Edgen Group Inc. since May 2012.	10

Harvey B. Kaplan 74	Director since 1990.	Retired since 2006; Controller (Chief Financial Officer), Easter Unlimited, Inc., 1990 – 2006 (toy and novelty company)	Trustee of the Artio Global Investment Funds since 1995.	10

Robert S. Matthews 68	Director since 2002.	Managing Partner, Matthews & Co., since 1990 (certified public accounting firm)	Trustee of the Artio Global Investment Funds since 1992; Trustee, Allstate Financial Investment Trust, 2008 - 2009, (investment company).	10

Peter Wolfram 58	Director since 2004.	Partner, Kelley Drye & Warren LLP, since 1983 (law firm)	Trustee of the Artio Global Investment Funds since 1992.	10

[1]

Each Director serves as such during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund’s shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.
[3]	Age determined as of March 1, 2012.

Nominee for Interested Director

Name, Age[3] and Address	Position(s), Term of Office[1] and Length of Time Served with the Fund	Principal Occupation(s) During Past Five Years	Other Directorships[2] Held During Past Five Years	Number of Portfolios in Fund Family Overseen by Director

Anthony Williams 47	Not applicable.

President, Chief Executive Officer and Principal Executive Officer of the Fund and Artio Global Investment Funds since 2004; Chief Operating Officer and member of the Board of Directors, Artio Global Management LLC (since 2004);

			None	Not applicable.

[1]

Each Director serves as such during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund’s shareholders and until the election and qualification of his or her successor. The current retirement age is 75.

[2]	Directorships include public companies and any company registered as an investment company.
[3]	Age determined as of March 1, 2012.

Relevant Business and Mutual Fund Experience of Directors

Antoine Bernheim: Mr. Bernheim is the independent Chairman of the Fund. He is an experienced business executive with service in business and finance since 1977. He is the President and founder of Dome Capital Management, Inc., a financial advisory firm, and the Chairman and founder of Dome Securities Corp., a broker-dealer. Mr. Bernheim advises institutional and private investors and is active in the sponsorship of and capital raising for hedge funds. He has served on the Board and its related Committees since 1990 and has served on the Board of Trustees and related committees of the Artio Global Investment Funds since 2004. He has many years of experience with the operations and history of the Artio Global funds. Mr. Bernheim is currently the Chairman of the Risk Management Oversight Committee and is also a member of the Compliance and Disclosure Committee and the Nominating and Governance Committee.

Thomas J. Gibbons: Mr. Gibbons is an experienced business executive with service in consulting and sales and line management since 1971. He is the founder of Cornerstone Associates, a management consulting firm. He has served on the Board and its related Committees since 1993 and has served on the Board of Trustees and related committees of the Artio Global Investment Funds since 2004. He has many years of experience with the operations and history of the Artio Global funds. Mr. Gibbons has participated in numerous Independent Directors Council and Mutual Fund Directors Forum panels dealing with mutual fund director issues. Mr. Gibbons is currently the Chairman of the Compliance and Disclosure Committee and is also a member of the Risk Management Oversight Committee and the Investment Management and Service Contracts Committee.

Cynthia Hostetler: Ms. Hostetler is an experienced business executive with service in banking and finance since 1993. She has served as President of First Manhattan Bancorporation, a Kansas bank holding company, and was head of Private Equity and Vice President Investment Funds at the Overseas Private Investment Corporation (OPIC). She has served on the Board and its related Committees since 2010 and has served on the Board of Trustees and related committees of the Artio Global Investment Funds since 2011. She has also served as a Director of Edgen Group Inc. since May 2012. Ms. Hostetler has many years of experience as a practicing corporate attorney with a knowledge of fund operations and emerging markets investments. Ms. Hostetler is currently the Chairwoman of the Investment Management and Service Contracts Committee and is also a member of the Risk Management Oversight Committee and the Audit and Valuation Committee.

Harvey B. Kaplan: Mr. Kaplan is an experienced business executive with 46 years of service in finance and accounting. He is a Certified Public Accountant and served as the Chief Financial Officer for several manufacturing companies. He has served on the Board and its related Committees since 1990 and has served on the Board of Trustees and related committees of the Artio Global Investment Funds since 1995. He has many years of experience with the operations and history of the Artio Global funds. Mr. Kaplan is a member of the Risk Management Oversight Committee, the Audit and Valuation Committee and the Nominating and Governance Committee.

Robert S. Matthews: Mr. Matthews is an experienced business executive who has practiced accounting since 1965. He was a partner at KPMG until 1989 when he left KPMG to start a new C.P.A. firm. He is the founder and managing partner of Matthews & Co., LLP, a certified public accounting firm. He served as a Trustee of the Allstate Financial Investment Trust, a registered investment company, for one year. He has served on the Board and its related Committees since 2002 and has served on the Board of Trustees and related committees of the Artio Global Investment Funds since 1992. He has many years of experience with the operations and history of the Artio Global funds. Mr. Matthews is currently the Chairman of the Audit and Valuation Committee and is also a member of the Risk Management Oversight Committee.

Peter Wolfram: Mr. Wolfram is an experienced corporate business attorney who has practiced international corporate governance since 1984. He is a partner of Kelley Drye & Warren LLC, an international law firm based in New York, and advises multinational companies on their businesses and mergers and acquisition transactions. He has served on the Board and its related Committees since 2004 and has served on the Board of Trustees and related committees of the Artio Global Investment Funds since 1992. He has many years of experience with the operations and history of the Artio Global funds. Mr. Wolfram is currently the Chairman of the Nominating Committee and is a member of the Risk Management Oversight Committee, and the Investment Management and Service Contracts Committee.

Anthony Williams: Mr. Williams is responsible for all shareholder and client- related matters at the Adviser. He is responsible for the day-to-day operational management of the Adviser, is a member of the Adviser’s Executive Management Committee and has primary management responsibility for all organizational matters related to the Fund as well as the Adviser’s relationship with the Independent Directors of the Fund. Mr. Williams has extensive experience in the organizational management and oversight of institutional asset management businesses. He has had specific responsibility in overseeing the product development, distribution and institutional client service functions as well as technology, operations and risk management. Mr. Williams has served as Head of Cross Border Strategies at JP Morgan Fleming Asset Management and Chief Operating Officer at Fleming Asset Management in New York as well as Client Service Director at Fleming Asset Management, UK.

Board Leadership Structure and Risk Oversight

          Since 2004, each Chairman of the Board has been an Independent Director. The current Chairman, Mr. Bernheim, is a recognized expert on hedge funds and has been involved in the investment management business for over 25 years. Since inception, a majority of the Board has been comprised of Independent Directors, and the Board remains committed to Director independence.

          The Board has chosen to select different individuals as Chairman of the Board and as President of the Fund. Mr. Bernheim serves as Chairman of the Board while Mr. Williams, the Chief Operating Officer of the Adviser, serves as President, Chief Executive Officer and Principal Executive Officer of the Fund. The Board believes that this leadership structure is appropriate, since Mr. Williams provides the Board with insight regarding day-to-day management, while Mr. Bernheim provides an independent perspective on general oversight.

          The Board oversees risk as part of its general oversight of the Fund, and risk is addressed as part of various Board and Committee activities. The Fund is subject to a number of risks, including, among others, investment, compliance, financial, operational, and valuation risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk). The Board has established a Risk Management Oversight Committee (the “RMOC”) to oversee the Fund’s risk management policies and procedures, and investments in futures, swaps, options and other derivatives and complex financial instruments. The RMOC also reviews all new investment products and strategies proposed by the Adviser prior to approval of such by the Board. In discharging its oversight responsibilities, the RMOC considers risk management issues throughout the year by reviewing monthly reports prepared by the Adviser and the Fund’s Chief Risk Officer. The Board has appointed Prasad Nanisetty, the Head of Risk Management of the Adviser, to also serve as the Chief Risk Officer of the Fund. Mr. Nanisetty provides a monthly report to the RMOC detailing statistical and other relevant information related to portfolio and operational risk, including changes in risk profile. In addition, Mr. Nanisetty provides an Enterprise Risk Report to the RMOC annually, which details material risks concerning the Fund. The RMOC is comprised of all of the Directors and it consults with the Chief Risk Officer and counsel to the Fund regularly. Meetings of the RMOC are conducted periodically during the year in order to discuss with the Adviser the Fund’s current portfolio and operational risk profile. The Board has determined that the Fund’s leadership and Committee structure is appropriate because it enables the Board to effectively and efficiently fulfill its oversight responsibilities, and it facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationship between the Fund, on the one hand, and the Adviser and certain other principal service providers, on the other.

          In addition to the RMOC, the Board’s other Committees assist in overseeing various types of risks relating to the Fund, including but not limited to, valuation, financial, compliance, and operational risks. The Board receives reports from each Committee regarding the Committee’s area of responsibility and, through these reports and regular interactions with management of the Adviser during and between meetings, reviews the Adviser’s risk management processes. The Board reviews the fair value determinations of the Adviser through the Audit and Valuation Committee. The Board has appointed Michael K. Quain, an officer of the Adviser, to serve as the Fund’s Chief Compliance Officer (the “Fund CCO”), who provides a comprehensive written report annually and presents quarterly reports at the Board’s regular meetings. The Board receives regular reports from both the Fund CCO and administrator, detailing the results of the Fund’s compliance with its Board-adopted policies and procedures, the investment policies and limitations, and applicable provisions of the federal securities laws and the Internal Revenue Code of 1986, as amended. As needed, the Adviser discusses management issues concerning the Fund with the Board, soliciting the Board’s input on many aspects of management, including potential risks to the Fund. The Audit and Valuation Committee also receives reports on various aspects of risk that might affect the Fund and offers advice to management, as appropriate. The Board also meets in executive session with counsel to the Fund, the Fund CCO and representatives of the Adviser, as needed. The Fund CCO also meets with the Board in private without any other representatives of the Adviser or its affiliates present. Through these regular reports and interactions, the Board oversees the risk management parameters for the Fund. In addition, through the Compliance and Disclosure Committee, the Board reviews the Fund CCO’s process of reviewing each service provider’s compliance program, including any violations of any applicable codes of ethics, forensic testing by the Fund CCO, and any compliance matter brought to its attention.

          Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

          There can be no assurance that all elements of risk, or even all elements of material risk, will be disclosed to or identified by the Board, RMOC or other Committees.

Information about the Officers

          The table below provides certain information about the officers of the Fund including their dates of birth, positions, terms of office and length of time served, and principal occupations during the past five years. The business address for each officer of the Funds, except as noted below, is c/o Artio Global Management LLC, 330 Madison Avenue, New York, New York 10017. The business address for Ms. McGowan, Mr. Smith, Mr. James, and Ms. Coop is c/o State Street Bank and Trust Company, One Lincoln Street, Boston, MA, 02111. The business address for Mr. McVoy is c/o U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The business address for Mr. Kapner is P.O. Box 388, Jericho, NY 17753-0388.

Name and Age[2]	Position, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Denise Downey 50	Vice President since 1995.	•	First Vice President and Head of Marketing, Artio Global since 2002
		•	Vice President of Artio Global Investment Funds since 1995

Richard C. Pell 57	Vice President since 2004.	•	Chief Executive Officer and Chairman of the Board of Directors, Artio Global Investors Inc. since 2007
		•	Chief Executive Officer, Artio Global since 2007
		•	Chief Investment Officer, Artio Global since 1995
		•	Vice President of Artio Global Investment Funds since 1995

Rudolph-Riad Younes 50	Vice President since 2004.	•	Managing Director and Head of International Equity, Artio Global since 2002
		•	Vice President of Artio Global Investment Funds since 1997

Keith Walter 43	Vice President since 2012.	•	Senior Portfolio Manager and Head of Global Equity, Artio Global since 2012
		•	Portfolio Manager for a private family office, 2010-2012
		•	Senior Portfolio Manager, Artio Global, 1999-2010

Timothy J. Clemens	Chief Financial Officer since 2009.	•	Vice President, Artio Global since 2009
36		•	Vice President, The Bank of New York Mellon, 2006-2009
		•	Chief Financial Officer of Artio Global Investment Funds since 2009

Alex Bogaenko	Treasurer since 2005.	•	Vice President, Artio Global, since 2005
48		•	Treasurer of Artio Global Investment Funds since 2005

Prasad Nanisetty	Chief Risk Officer since 2008.	•	Head of Risk Management, Artio Global since 2004
55		•	Chief Risk Officer of Artio Global Investment Funds since 2008)

Ken Kapner 54	Vice President since 2009.	•	President, CEO, Financial Trainer and Consultant, Global Financial Markets Institute since 1997
		•	Vice President of Artio Global Investment Funds since 2009

John Whilesmith 44	Secretary since 2005.	•	Vice President and Operations Compliance Officer, Artio Global since 2005
		•	Secretary of Artio Global Investment Funds since 2005

Name and Age[2]	Position, Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years

Michael K. Quain 54	Chief Compliance Officer since 2004.	•	First Vice President, Artio Global since 2002
		•	Chief Compliance Officer of Artio Global Investment Funds since 2004

Victor J. Simon	Vice President since 2010.	•	First Vice President, Artio Global since 2006
43		•	Vice President of Artio Global Investment Funds since 2010

Michael McVoy	Anti-Money Laundering and Identity	•	Chief Compliance Officer for U.S. Bancorp since 2002
54	Theft Officer since 2004.	•	Legal Counsel for U.S. Bancorp (formerly, Firstar Corp.), 1986 – 2006
		•	Senior Vice President and Risk Manager for U.S. Bancorp since 1999
		•	Anti-Money Laundering and Identity Theft Officer of Artio Global Investment Funds since 2004

Victoria McGowan 45	Assistant Treasurer since 2003.	•	Senior Vice President, State Street Bank and Trust Company since 2007
		•	Senior Director, State Street Bank and Trust Company (formerly Investors Bank and Trust Company), 2002 – 2007
		•	Assistant Treasurer of Artio Global Investment Funds since 2003

Brian Smith 44	Assistant Treasurer since 2007.	•	Vice President, State Street Bank and Trust Company since 2007
		•	Director, Mutual Fund Administration, State Street Bank and Trust Company (formerly Investors Bank and Trust Company), 2005 – 2007
		•	Assistant Treasurer of Artio Global Investment Funds since 2007

David James 41	Assistant Secretary since 2010.	•	Vice President and Managing Counsel, State Street Bank and Trust Company since 2009
		•	Vice President and Counsel, PNC Global Investment Servicing (US), Inc., 2006 - 2009
		•	Assistant Secretary of Artio Global Investment Funds since 2010

Tracie A. Coop 35	Assistant Secretary since 2008.	•	Vice President and Senior Counsel, State Street Bank and Trust Company since 2007
		•	Associate Counsel and Manager, Natixis Asset Management Advisors, L.P. (2006 – 2007)
		•	Assistant Secretary of Artio Global Investment Funds since 2007

1 Each officer of the Fund is elected for a term of one year and until his or her successor is duly elected and qualified.
2 Age determined as of March 1, 2012.

Standing Board Committees

          The Fund has an Audit and Valuation Committee comprised solely of Independent Directors. The members of the Audit and Valuation Committee are Messrs. Matthews (Chairman), Kaplan and Wolfram and Ms. Hostetler. As set forth in its charter, the primary duties of the Audit and Valuation Committee are: (1) to recommend to the Board the independent registered public accounting firm (the “Independent Auditors”) to be retained for the next fiscal year; (2) to meet with the Fund’s Independent Auditors as necessary; (3) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by the officers to the Fund or the Independent Auditors; (4) to review and pre-approve the fees charged by the Independent Auditors for audit and non-audit services; (5) to investigate improprieties or suspected improprieties in the Fund’s operations; (6) to review the findings of Securities and Exchange Commission (“SEC”) examinations and consult with the Adviser on appropriate responses; (7) to make fair value determinations on behalf of the Board; and (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit and Valuation Committee may deem necessary or appropriate. The Audit and Valuation Committee meets at least quarterly. In December 2011, the Fund’s Audit Committee and Valuation Committee merged to form one Committee named the Audit and Valuation Committee. Prior to December 2011, each such Committee met separately. During the fiscal year ended October 31, 2011, the Audit Committee met three times and the Valuation Committee met six times.

          The Fund has a Nominating and Governance Committee that is comprised of Messrs. Wolfram (Chairman), Bernheim and Kaplan and Ms. Hostetler, each of whom is an Independent Director. As set forth in its charter, the Nominating and Governance Committee’s primary responsibilities are to: (1) evaluate and nominate candidates when there is a vacancy on the Board; (2) oversee the Fund’s corporate governance policies and programs; (3) periodically review the standards for Director independence; (4) oversee the annual performance evaluation of the Board; (5) periodically review, evaluate and make recommendations with respect to all aspects of Director compensation; (6) review and make recommendations with respect to Director indemnification and insurance matters; (7) review and make recommendations with respect to Fund CCO compensation; and (8) monitor the performance of legal counsel employed by the Fund and the Independent Directors. The Nominating and Governance Committee meets as necessary. In December 2011, the Nominating Committee and the Compensation Committee merged to form one committee named the Nominating and Governance Committee. Prior to December 2011, each such Committee met separately. During the fiscal year ended October 31, 2011, the Nominating Committee met once. The Compensation Committee did not meet during the fiscal year ended October 31, 2011.

          The Nominating and Governance Committee receives, reviews and maintains files of individuals qualified to be recommended as nominees for election as Directors, including any recommendations proposed by shareholders, and presents recommendations to the Board. The Nominating and Governance Committee evaluates the candidates’ qualifications, including their character, judgment, business experience, diversity and acumen, and their independence from the Adviser and other principal service providers. The minimum qualifications and standards that the Fund seeks for nominees are: reputation for integrity, good business sense, stature sufficient to instill confidence, a sense of materiality, ability to commit the necessary time, financial independence from Board fees, and familiarity with financial statements and basic investment principles.

          The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Secretary of the Fund. Any shareholder recommendation of candidates must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities

Exchange Act of 1934, as amended, to be considered by the Nominating and Governance Committee. In evaluating a candidate recommended by a shareholder, the Nominating and Governance Committee, in addition to the factors discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders. The Nominating and Governance Committee also reviews the compensation arrangements for the Independent Directors.

          The Fund has an Investment Management and Service Contracts Committee, which is comprised of Ms. Hostetler (Chairwoman) and Messrs. Gibbons and Matthews, each of whom is an Independent Director. In addition to other responsibilities, the Investment Management and Service Contracts Committee: (1) gathers and reviews information necessary to evaluate the terms of the advisory agreements on an annual basis prior to the submission of the advisory agreements to the full Board for approval; and (2) reviews contracts with the Fund’s service providers, including the administrator, custodian, transfer agent, and distributor/principal underwriter, prior to submission to the full Board for approval. The Investment Management and Service Contracts Committee meets as necessary. In December 2011, the Administrative Services Committee and the Annual Advisory Contract Review Committee merged to form one Committee named the Investment Management and Service Contracts Committee. Prior to December 2011, each such Committee met separately. During the fiscal year ended October 31, 2011, the Administrative Services Committee met five times and the Annual Advisory Contract Review Committee met three times.

          The Fund has a Compliance and Disclosure Committee, which is comprised of Messrs. Gibbons (Chairman), Bernheim and Wolfram, each of whom is an Independent Director. In addition to other responsibilities, the Compliance and Disclosure Committee periodically reviews: (1) the Fund CCO’s process of reviewing each service provider’s compliance programs, including that of the Adviser; (2) any violations of any applicable code of ethics; (3) any proposed plans of Fund mergers, sales, acquisitions, conversions or other similar transactions for the Fund or the Adviser; (4) any compliance matter brought to its attention; (5) all audits by and reply letters to the SEC; (6) forensic testing by the Fund CCO; (7) disclosures in the Fund’s registration statements, including any updates and supplements; (8) the Fund’s controls and procedures that are designed to ensure that information required by the SEC to be disclosed in the Fund’s registration statements is adequately disclosed to shareholders; and (9) any material matters of disclosure in the Fund’s financial statements, shareholder reports and proxy statements required by the SEC. The Compliance and Disclosure Committee meets as necessary. In December 2011, the Compliance Committee was renamed the Compliance and Disclosure Committee. During the fiscal year ended October 31, 2011, the Compliance Committee met once.

          The Fund has a Risk Management Oversight Committee, which is comprised of Messrs. Bernheim (Chairman), Gibbons, Kaplan, Matthews, and Wolfram and Ms. Hostetler, each of whom is an Independent Director. In addition to other responsibilities, the Risk Management Oversight Committee oversees the Fund’s risk management policies and procedures for the Fund’s investments and reviews all new products proposed for investment by the Fund. The Risk Management Oversight Committee meets as necessary. During the fiscal year ended October 31, 2011, the Risk Management Oversight Committee met three times.

          The Board held four regular meetings and two special meetings during the fiscal year ended October 31, 2011. During the fiscal year ended October 31, 2011, each Director attended at least 75% of the aggregate number of meetings of the Board and of any Committee on which he or she served.

Ownership of Fund Shares

Share Ownership in the Fund Complex as of December 31, 2011

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Nominees for Independent Director
Antoine Bernheim	None	$10,001 - $50,000

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds of the Fund Family

Nominees for Independent Director
Thomas Gibbons	None	$10,001 - $50,000

Cynthia Hostetler	None	None
Harvey B. Kaplan	$10,001 - $50,000	$10,001 - $50,000
Robert S. Matthews	$1 - $10,000	over $100,000
Peter Wolfram	$10,001 - $50,000	$10,001 - $50,000

Nominee for Interested Director
Anthony Williams	None	Over $100,000

Director Compensation

          With the exception of the Fund CCO, no director, officer or employee of the Adviser, the distributor, the administrator, or any parent or subsidiary thereof receives any compensation from the Fund for serving as an officer or Director. There are no pension or retirement benefits payable to the Directors. A portion of the Fund CCO’s annual compensation may be paid by the Fund, which amounted to no more than $60,000.

          The following table shows the compensation paid to each Independent Director for the fiscal year ended October 31, 2011.

Name of Independent Director:	Antoine Bernheim	Thomas Gibbons	Harvey B. Kaplan	Robert S. Matthews	Peter Wolfram	Cynthia Hostetler

Compensation from the Artio Global Investment Funds	$180,514	$151,841	$151,841	$165,554	$151,841	$139,507

Compensation from the Fund	$486	$409	$409	$446	$409	$368

Total Compensation from the Artio Global Investment Funds and the Fund	$181,000	$152,250	$152,250	$166,000	$152,250	$139,875

Name of Nominee for Interested Director:	Anthony Williams

Compensation from the Artio Global Investment Funds	$0

Compensation from the Fund	$0

Total Compensation from the Trust and the Global Equity Fund	$0

          Each Independent Director is paid an annual retainer of $153,500 for his or her service to the Fund and the

Artio Global Investment Funds. The Fund and the Artio Global Investment Funds also reimburse the Independent Directors for travel, out-of-pocket expenses related to meetings and mutual fund related conferences and seminars. The Chairman of the Board of the Fund and the Artio Global Investment Funds receives $30,000 per annum in addition to the annual retainer. The Independent Director, who serves as Chairman to the Audit and Valuation Committee of the Fund and the Artio Global Investment Funds, receives $15,000 per annum in addition to the annual retainer.

Independent Registered Public Accounting Firm

          At a regular meeting of the Board on December 15, 2011, the Board selected and approved KPMG LLP to serve as the Fund’s Independent Auditors for the fiscal year ending October 31, 2012. If requested by any shareholder at a reasonable time before the Meeting, a representative of KPMG LLP will be present by telephone at the Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she chooses to do so. KPMG LLP is located at Two Financial Center, 60 South Street, Boston, MA 02111.

          The following table sets forth the aggregate fees billed for professional services rendered to the Fund by KPMG LLP for the fiscal years ended October 31, 2010 and October 31, 2011.

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Fiscal Year ended October 31, 2010	$24,000	$4,000	$9,524	$10,000
Fiscal Year ended October 31, 2011	$24,500	$4,100	$10,000	$0

          The Audit and Valuation Committee approved 100% of the audit-related, tax and all other fees described in the table above. The aggregate fees billed by KPMG LLP for non-audit services rendered to the Fund, the Adviser, and any entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to the Fund for the fiscal year ended October 31, 2010 and October 31, 2011 were $1,496,185 and $1,350,433, respectively. The Audit and Valuation Committee considered any fees paid to the Independent Auditors by the Adviser, and any entities controlling, controlled by, or under common control with the Adviser and determined that these fees, if any, did not impact the independence of the Independent Auditors.

Required Vote

          The election of each Director will require the affirmative vote of a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote for the election of the Directors. For this purpose, votes that are withheld will have no effect on the outcome of the elections.

THE DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS
VOTE “FOR” EACH NOMINEE.

PROPOSAL 2 – APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENT IN EMERGING MARKET SECURITIES

          The Fund operates pursuant to an investment objective, policies and restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund’s investment objective and certain of its investment policies and restrictions are considered fundamental, meaning that they may not be changed without shareholder approval in accordance with the 1940 Act. Other investment policies and restrictions are non-fundamental and may be changed by the Board without shareholder approval.

          In April of this year, Keith Walter was rehired by the Adviser to act as the portfolio manager of the Fund. Since April 12, 2012, Mr. Walter has been a Senior Portfolio Manager and Head of Global Equity for the Adviser. From 2010 to April 2012, Mr. Walter was a portfolio manager for a high net worth family investment office. From

1999 to 2010, Mr. Walter was a Senior Portfolio Manager for the Adviser and during that time period was also a co-portfolio manager of the Fund. Prior to 1999, Mr. Walter was an Assistant Vice President and fixed income portfolio manager at Morgan Stanley and an Assistant Treasurer and global fixed income portfolio associate at Bankers Trust Company. The Adviser believes it is in the best interests of the Fund that Mr. Walter be given wide discretion to restructure the Fund’s portfolio. If Proposals 2 and 3 are adopted, the portfolio manager will have wide discretion to invest the Fund’s assets in fewer countries and fewer securities and issuers.

          The proposed elimination of the fundamental investment policy set forth below will give the Fund the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Adviser’s ability to manage the Fund in changing regulatory or investment environments. The purpose of this proposal is to eliminate the fundamental investment policy of the Fund set forth below:

The Fund invests up to 35% of its net assets in emerging market securities.

          The proposed change would allow the Adviser to invest more than 35% of the Fund’s net assets in emerging market securities. If Proposal 2 is approved by shareholders, the Fund’s registration statement will be amended to reflect that there is no limit on the Fund’s investment in emerging market securities. If approved, this change will permit the Fund to invest without limitation in emerging market securities. As a result, the risks to the Fund associated with investing in emerging market securities may increase.

Discussion of Emerging Market Securities

          The Fund generally considers an instrument to be economically tied to an emerging market country because the issuer or guarantor is a government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government), if the issuer or guarantor is organized under the laws of an emerging market country, or if the currency of settlement of the security is a currency of an emerging market country. With respect to derivative instruments, the Fund generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries.

          Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed countries. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation. Investments in companies that are based in emerging market countries may have a more limited number of potential buyers. A market swing in one or more emerging market countries or regions where a fund has invested a significant amount of its assets may have a greater effect on a fund’s performance than it would in a more geographically diversified portfolio. The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures and heightened operational risks, including risks related to foreign securities custody. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund’s assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Investments in emerging markets are considered to be highly volatile and are considered more risky than investments in developed markets.

          If the Fund shareholders approve Proposal 2 and if the portfolio manager of the Fund invests more than 35% of the Fund’s assets in emerging market securities, the Fund will have an increased exposure to the risks related to emerging market securities that are discussed in the foregoing paragraph. Alternatively, the portfolio manager of the Fund may decide not to increase the Fund’s exposure to emerging market securities and may decrease or eliminate entirely the Fund’s emerging market securities. In summary, shareholder approval of Proposal 2 gives the Fund’s portfolio manager a wide discretion to invest in emerging market securities.

Required Vote

          Approval of elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging market securities will require the affirmative vote of a majority of the Fund’s outstanding shares. As defined in the 1940 Act, a “majority of outstanding shares” means the lesser of 67% of the voting securities present at the Meeting, if a quorum is present, or 50% of the Fund’s outstanding voting securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposal. Broker non-votes are shares held by brokers or nominees as to which: (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Brokers do, however, have the discretion to vote for directors in an uncontested election. Thus, a broker may submit a proxy voting on Proposal 1 but not voting on Proposal 2 because the broker did not receive instructions on how to vote on Proposal 2, which would result in a broker non-vote on Proposal 2. If Proposal 2 is not approved by the shareholders, the Fund will continue to limit its investment in emerging market securities to 35% of net assets as a fundamental investment policy.

Board Recommendation

THE BOARD HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF THE FUND.
ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
FUND VOTE “FOR” PROPOSAL 2.

PROPOSAL 3 – APPROVAL OF THE ELIMINATION OF A FUNDAMENTAL INVESTMENT POLICY
REGARDING INVESTMENT IN COUNTRIES OUTSIDE THE U.S.

          The Fund operates pursuant to an investment objective, policies and restrictions that govern the investment activities of the Fund and limit its ability to invest in certain types of securities or engage in certain types of transactions. The Fund’s investment objective and certain of its investment policies and restrictions are considered fundamental, meaning that they may not be changed without shareholder approval in accordance with the 1940 Act. Other investment policies and restrictions are non-fundamental and may be changed by the Board without shareholder approval.

          The proposed elimination of the fundamental investment policy set forth below will give the Fund the flexibility to change its investment methods in the future without incurring the costs and delay associated with a shareholder vote, and enhance the Adviser’s ability to manage the Fund in changing regulatory or investment environments. The purpose of this proposal is to eliminate the fundamental investment policy of the Fund set forth below:

The Fund ordinarily invests at least 40% of its total assets in no fewer than three different countries outside the U.S.

          The proposed change would allow the Adviser to invest the Fund’s total assets, without limitation, in the U.S. and countries outside the U.S. and would allow the Adviser to invest the Fund’s assets in fewer than three countries outside of the U.S. If Proposal 3 is approved by shareholders, the Fund’s registration statement will be amended to reflect that there is no limitation on the percentage of the Fund’s assets that must be invested in countries outside of the U.S. and there is no minimum number of countries in which the Fund’s assets must be invested. This change will permit the Fund to invest less than 40% of its total assets in countries outside of the U.S. Accordingly, the Fund would be permitted to invest in only one country including the U.S. If Proposal 3 is approved by Fund shareholders, the portfolio manager may decide not to invest in any international or emerging markets securities. The Adviser expects to invest the Fund’s assets in a limited number of securities. As a result of the proposed changes, the risks to the Fund of investing in a limited number of securities and issuers and a smaller number of countries may increase.

Required Vote

          Approval of elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S. will require the affirmative vote of a majority of the Fund’s outstanding shares. As defined in the 1940 Act, a “majority of outstanding shares” means the lesser of 67% of the voting securities present at the Meeting, if a quorum is present, or 50% of the Fund’s outstanding voting securities. For this purpose, both abstentions and broker non-votes will have the effect of a vote to disapprove the proposal. Broker non-votes are shares held by brokers or nominees as to which: (i) the broker or nominee does not have discretionary voting power; and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted. Brokers do, however, have the discretion to vote for directors in an uncontested election. Thus a broker may submit a proxy voting on Proposal 1 but not voting on Proposal 3 because the broker did not receive instructions on how to vote on Proposal 3, which would result in a broker non-vote on Proposal 3. If Proposal 3 is not approved by the shareholders, the Fund will continue to invest at least 40% of its total assets in no fewer than three different countries outside the U.S. as a fundamental investment policy.

Board Recommendation

THE BOARD HAS CONCLUDED THAT PROPOSAL 3 IS IN THE BEST INTERESTS OF THE FUND.
ACCORDINGLY, THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE
FUND VOTE “FOR” PROPOSAL 3.

OTHER CHANGES TO THE FUND

          In addition to the proposed changes in the fundamental investment policies of the Fund as described above in Proposals 1 and 2, the Adviser has made the following changes irrespective of whether the Proposals are approved by Fund shareholders.

•	The name of the Fund will change from Artio Global Equity Fund Inc. to Artio Select Opportunities Fund Inc., subject to Board approval, effective the day after the Fund Shareholder Meeting.

•

The Adviser now employs a more focused investment approach to the management of the Fund, which is expected to result in fewer securities holdings within the Fund’s portfolio. As the Fund’s assets may be invested in a limited number of issuers, the Fund’s performance may be more vulnerable to changes in the market value of a single investment or similar types of investments.

The Adviser expects the Fund’s portfolio turnover rate to increase for the fiscal year-ended October 31, 2012.

GENERAL INFORMATION

Additional Information regarding Proxy Solicitation

          Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph, e-mail, or personal interviews conducted by officers and employees of the Fund, the Adviser, and the Transfer Agent of the Fund, US Bancorp Fund Services, LLC. The Fund has retained the proxy communications and solicitation advisory firm of D.F. King & Co., Inc. located at 48 Wall Street, New York, NY 10005, to aid in the solicitation of proxies. The Fund will pay the fees and expenses of D.F. King & Co., Inc. which are anticipated to be approximately $7,700, with such payment by the Fund subject to the expense limitation agreement between the Fund and the Adviser.

          All other costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy

Statement and its enclosures will be paid by the Fund and the Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund, with such payments subject to the expense limitation agreement between the Fund and the Adviser.

          Please contact D.F. King & Co., Inc. at 1-800-993-4420 if you have any proxy related questions or need help voting.

Information about Service Providers

          Adviser. Artio Global Management LLC located at 330 Madison Avenue, New York, NY 10017, serves as the investment adviser to the Fund.

          Distributor. Quasar Distributors Services, LLC, located at 615 E. Michigan Street, Milwaukee WI 53202, services as the distributor of the Fund’s shares.

          Custodian and Administrator. State Street Bank and Trust Company, located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian and administrator to the Fund.

          Proxy Solicitor. D.F. King & Co., Inc. located at 48 Wall Street, New York, NY 10005, serves as the proxy solicitor for the Fund for this Meeting.

Ownership of Shares

          To the knowledge of the Fund, the persons shown on Exhibit A to this Proxy Statement were the record or beneficial owners of 5% or more of any class of the outstanding shares of the Fund as of the Record Date. A beneficial owner of more than 25% of any class of the Fund’s shares may be deemed to control that class of shares.

Shareholder Proposals

          The Meeting is a special meeting of shareholders. The Fund is not required to, nor does it currently intend to, hold annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a subsequent shareholder meeting should submit written proposals to the Secretary of the Fund at Artio Global Equity Fund Inc., 330 Madison Avenue, New York, NY 10017. A shareholder proposal, to be considered for inclusion in the proxy statement at any subsequent meeting of shareholders, must be submitted a reasonable time before the Fund begins to print and mail the proxy statement for that meeting. Whether a proposal is submitted in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion.

Shareholder Communications with the Board

          Shareholders wishing to submit written communications to the Board should send their communications to the Board of Directors, Artio Global Equity Fund Inc., c/o Artio Global Management LLC, 330 Madison Avenue, New York, NY 10017. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Director Attendance at Meetings of Shareholders

          Because meetings of shareholders are very infrequent, the Fund has not adopted a policy regarding Director attendance at such meetings. However, Directors are encouraged to attend shareholder meetings.

VOTING INFORMATION

Outstanding Shares on Record Date

          The Fund currently offers two separate classes of shares: Class A shares and Class I shares. Both Class A shares and Class I shares have a par value of $.001 per share. The table below shows the outstanding shares of each class of the Fund on the Record Date.

Fund	Outstanding Class A Shares	Outstanding Class I Shares	Total

Global Equity Fund

          Each share outstanding on the Record Date is entitled to one vote on all matters submitted to shareholders at the Meeting, with pro rata voting rights for any fractional shares.

Mailing of Proxy

          One proxy statement is being delivered to multiple security holders who share an address unless the Fund has received alternate instructions. Upon written or oral request, the Fund will deliver a separate copy of the proxy statement to a security holder at a shared address to which a single copy of the documents was delivered. A separate copy of the proxy statement may be obtained without charge by calling 1-800-387-6977 or mailing a request to: Artio Global Equity Fund Inc., c/o US Bancorp Fund Services, LLC, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202.

Voting Instructions for Shares Held in “Street Name”

          Any shareholder holding shares through a broker may vote his or her proxy through the mail, telephone or internet, as described in the enclosed proxy card. Any shareholder that attends the Meeting and wishes to vote in person will be given a ballot prior to the vote. However, if shares are held in the name of a broker, bank or other nominee, the shareholder must bring a letter from the nominee indicating that the shareholder is the beneficial owner of the shares on the Record Date and authorizing the shareholder to vote.

Quorum; Adjournment

          A quorum of shareholders is necessary to take action at the Meeting. Under the by-laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of at least one third of the outstanding shares entitled to vote at the Meeting. The failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expenses.

          In the event that a quorum is not present at the Meeting, or for any other reason, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote those proxies which they are entitled to vote FOR in favor of such an adjournment and will vote those proxies required to WITHHOLD against any such adjournment. Broker non-votes will have no effect on the outcome of a vote on adjournment. A shareholder vote may be taken on one or more of the proposals prior to any adjournment if sufficient votes have been received for approval.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE MANNER DESCRIBED IN THE ENCLOSED PROXY CARD. A SHAREHOLDER MAY ALSO VOTE BY TELEPHONE OR THE INTERNET, AS DESCRIBED IN THE ENCLOSED PROXY CARD.

Exhibit A

Record or Beneficial Ownership
(as of May 31, 2012)

Share Class	Name and Address of Shareholder	Record or Beneficial Ownership	Number of Shares	Percentage of Class

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS [JULY 26, 2012]
ARTIO GLOBAL EQUITY FUND INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John Whilesmith, Timothy Clemens and David James as proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [May 31 2012] at the Special Meeting of Shareholders of the Artio Global Equity Fund Inc. to be held on [July 26, 2012], or at any adjournments or postponements thereof. If you have any questions, you may call Artio Global Equity Fund Inc. at [1-800-993-4420].

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. ☐	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2012

Signature

This card must be signed by the person whose name is printed hereon.

Artio Global Equity Fund Inc.

VOTE BY INTERNET – [www.kingproxy.com/artio]

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE – [1-800-993-4420]

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King at P.O. Box 859232, Braintree MA, 02185-9919].

— Please fold and detach card at perforation before mailing —

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. ☒
PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.	Election of Directors.

	For	Withhold		For	Withhold		For	Withhold

01 – Antoine Bernheim*	☐	☐	02 – Thomas Gibbons*	☐	☐	03 – Cynthia Hostetler*	☐	☐
04 – Harvey Kaplan*	☐	☐	05 – Robert Matthews*	☐	☐	06 – Peter Wolfram*	☐	☐
07 – Anthony Williams*	☐	☐
* Each Director serves as such during the lifetime of the Fund or until he or she dies, resigns, retires, is declared bankrupt or incompetent, or is removed or, if sooner, until the next special meeting of the Fund’s shareholders and until the election and qualification of his or her successor.

2. The approval of the elimination of the fundamental investment policy of the Fund prohibiting the Fund from investing more than 35% of its net assets in emerging market securities.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.     The approval of the elimination of the fundamental investment policy of the Fund requiring the Fund to invest at least 40% of its total assets in no fewer than three different countries outside of the U.S.

	FOR ☐	AGAINST ☐	ABSTAIN ☐

Artio Global Equity Fund Inc.